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                                                                 EXHIBIT 23.2




                          CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated June 14, 1996 for the Mendik Predecessors and November 6, 1996 for The Mendik Company, Inc. in the Registration Statement (Form S-11) and related Prospectus of The Mendik Company, Inc. dated
December 18, 1996.





                                             ERNST & YOUNG LLP

New York, New York
December 18, 1996